Exhibit 99.1

Arcadia Receivables Credit Trust 2017-1 Asset Backed Notes Sample Loan Agreed-Upon Procedures Report To: Cirrix Finance, LLC Arcadia Receivables Credit Trust 2017-1 Jefferies LLC 6 February 2017

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures
Cirrix Finance, LLC Arcadia Receivables Credit Trust 2017-1 10 Burlington Mall Road Burlington, Massachusetts 01803 Jefferies LLC 520 Madison Avenue New York, New York 10022

Re:	Arcadia Receivables Credit Trust 2017-1 (the “Issuer”) Asset Backed Notes (the “Notes”) Sample Loan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees of this report (the “Specified Parties”), solely to assist the Issuer in evaluating the accuracy of certain information with respect to a pool of unsecured consumer loans acquired by the Issuer (the “Loans”) relating to the Issuer’s securitization transaction.  This agreed‑upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of the procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, Jefferies LLC (the “Structuring Agent”), on behalf of the Issuer, provided us with:
a.
An electronic data file labeled “Cutoff Pool FINAL.xlsx” and the corresponding record layout and decode information (the “Statistical Data File”) that the Structuring Agent, on behalf of the Issuer, indicated contains information on the Loans as of 31 January 2017 (the “Statistical Cutoff Date”) and

b.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, Cirrix Finance, LLC (the “Sponsor”), on behalf of the Issuer, provided us with:
a.	The list of relevant characteristics (the “Sample Characteristics”) on the Statistical Data File, which are listed on Exhibit 1 to Attachment A, and
b.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Issuer, instructed us to obtain the information described below from LendingClub Corporation’s (the “Servicer”) internet website “https://www.lc-advisors.com/account/gotoLogin.action”:
a.	Imaged copies of:
i.	The promissory note (the “Note”),
ii.	The truth in lending disclosure agreement (the “Truth in Lending”),
iii.	The credit score notice (the “Credit Score Notice,” together with the Note and Truth in Lending, the “Source Documents”)
for each Sample Loan (as defined in Attachment A),
b.	Certain electronic data files:
i.	Labeled “Lending_Club_Notes[9366713]_20170201.csv,”
ii.	Labeled “Lending_Club_Notes[61698826]_20170201.csv” and
iii.	Labeled “Lending_Club_Notes[81105827]_20170201.csv”
(collectively, the “Notes Electronic File”) relating to the:
(a)	State,
(b)	Loan status and
(c)	Loan grade
for the Loans as of the Statistical Cutoff Date,
c.	Certain electronic data files:
i.	Labeled “Lending_Club_Loan_Portfolio_Inbound[9366713]_20170201.csv,”
ii.	Labeled “Lending_Club_Loan_Portfolio_Inbound[61698826]_20170201.csv” and
iii.	Labeled “Lending_Club_Loan_Portfolio_Inbound[81105827]_20170201.csv”
(collectively, the “Portfolio Inbound Electronic File,” together with the Source Documents and Notes Electronic File, the “Sources”) relating to the:
(a)	Note issue date,
(b)	Current principal balance and
(c)	Remaining term,
for the Loans as of the Statistical Cutoff Date.

The procedures included in Attachment A were limited to comparing, recalculating or observing certain information that is further described in Attachment A.  The Issuer is responsible for the Statistical Data File, Sample Characteristics, Sources and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Statistical Data File.  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Sources or any other information provided to us, or that we were instructed to obtain, by the Sponsor or Structuring Agent, on behalf of the Issuer, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion as to (a) the existence of the Loans, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by or on behalf of the Issuer that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:
a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Loans,
iii.	Whether the originators of the Loans complied with federal, state or local laws or regulations or
iv.
Any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.  It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

6 February 2017

Attachment A

Procedures performed and our associated findings

1.
As instructed by the Sponsor, on behalf of the Issuer, we randomly selected a sample of 100 Loans from the Statistical Data File (the “Sample Loans”).  For the purpose of this procedure, the Sponsor, on behalf of the Issuer, did not inform us as to the basis for how they determined the number of Sample Loans they instructed us to randomly select from the Statistical Data File.

For the purpose of the procedures described in this report, the 100 Sample Loans are referred to as Sample Loan Numbers 1 through 100.

2.	For each Sample Loan:

a.
We compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Statistical Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Sources, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Issuer, that are stated in the notes to Exhibit 1 to Attachment A.  The Source(s) that we were instructed by the Sponsor, on behalf of the Issuer, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A.  All such compared information was in agreement.

b.	We observed that the corresponding primary borrower FICO score, as shown on the Credit Score Notice, is:
(i)	Greater than or equal to the corresponding fico_range_low and
(ii)	Less than or equal to the corresponding fico_range_high,
both as shown on the Statistical Data File.

Exhibit 1 to Attachment A

Sample Characteristics and Sources

Sample Characteristic	Statistical Data File Field Name	Source(s)	Note

Loan number	LoanId	Note	i.

Origination date	Loan Issue Date	Note

Original balance	AmountLent	Note

Borrower rate	InterestRate	Note

Loan term	Term	Note

Scheduled payment	Installment	Note	ii.

Maturity date	MATURITY_DATE	Note

State	addr_state	Truth in Lending or Notes Electronic File	iii.

Loan status	Status	Notes Electronic File

Loan grade	Grade	Notes Electronic File

Note issue date	Note Issue Date	Portfolio Inbound Electronic File	iv.

Current balance	PRINCIPAL_BAL_AMT	Portfolio Inbound Electronic File

Remaining term	REMAINING_TERM	Portfolio Inbound Electronic File

Age	Age	Note, Portfolio Inbound Electronic File and recalculation	v.

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the scheduled payment Sample Characteristic for each Sample Loan, the Sponsor, on behalf of the Issuer, instructed us to ignore differences of +/- $0.01.

iii.
For the purpose of comparing the state Sample Characteristic for each Sample Loan (except for Sample Loan Number 67), the Sponsor, on behalf of the Issuer, instructed us to use the Truth in Lending as the Source.

For the purpose of comparing the state Sample Characteristic for Sample Loan Number 67, the Sponsor, on behalf of the Issuer, instructed us to use the Notes Electronic File as the Source.

Exhibit 1 to Attachment A

Notes: (continued)

iv.
For the purpose of comparing the note issue date Sample Characteristic for each Sample Loan, the Sponsor, on behalf of the Issuer, instructed us to use the purchase date, as shown on the Portfolio Inbound Electronic File, as the Source.

v.	For the purpose of comparing the age Sample Characteristic for each Sample Loan, the Sponsor, on behalf of the Issuer, instructed us to recalculate the age by subtracting the:
a.	Remaining term, as shown on the Portfolio Inbound Electronic File, from
b.	Loan term, as shown on the Note.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Issuer, that are described in the notes above.